Exhibit 99.1

Open Text Reports First Quarter Fiscal 2009 Financial Results

WATERLOO, ON, November 3, 2008 - Open Text™ Corporation (NASDAQ:OTEX) (TSX: OTC), a leading provider of Enterprise Content Management (ECM) software, today announced unaudited financial results for its first quarter, ending September 30, 2008. (1)

Total revenue for the first quarter was $182.6 million, up 11% compared to $164.0 million for the same period in the prior fiscal year. License revenue in the first quarter was $50.1 million, up 13% compared to $44.3 million for the same period in the prior fiscal year.

Adjusted net income for the first quarter was $28.2 million or $0.53 per share on a diluted basis, up 28% compared to $22.1 million or $0.43 per share on a diluted basis, for the same period in the prior fiscal year. Net income for the first quarter, in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), was $14.7 million or $0.28 per share on a diluted basis, compared to $7.8 million or $0.15 per share on a diluted basis, for the same period in the prior fiscal year. (2)

Total cash and cash equivalents, as of September 30, 2008 was $250.1 million compared to $150.3 million as of September 30, 2007.

“We are pleased with our results this quarter, driven by demand for our compliance solutions,” said John Shackleton, Chief Executive Officer of Open Text. “The business remains on-track, however, given the uncertainty in the global markets we feel it is important to act prudently and focus even more on our profit margins, so that we maintain our current earnings target for the year.”

On Friday October 31st, Captaris shareholders voted in favor of the merger of Captaris with a wholly-owned subsidiary of Open Text.

“With the acquisition of Captaris and as part of our commitment to meet our profit goals, we have re-examined our operations to ensure we have the right infrastructure going forward,” said Paul McFeeters, Chief Financial Officer of Open Text.

The combined Company expects to reduce worldwide employment by approximately 10 percent. Functions impacted by the cuts include redundant positions or areas of the business that are not consistent with the company’s strategic focus. These activities will be reflected in a restructuring charge of approximately $20 million.

Please see note (2) below for a reconciliation of non-U.S. GAAP based financial measures used in this press release, to U.S. GAAP based financial measures.

Open Text Announces Normal Course Issuer Bid

The Company also announced its intention to make a Normal Course Issuer Bid (the “Bid”) through the facilities of the NASDAQ Global Select Market (“NASDAQ”). Pursuant to the Bid, Open Text proposes to repurchase, from time to time, until November 6, 2009, if considered advisable, up to an aggregate of 2,593,263 common shares.

Purchases over the NASDAQ could commence as early as November 10, 2008 if desirable. As of October 31, 2008, Open Text had 51,865,268 issued and outstanding common shares. The Board of Directors of Open Text believes that the proposed purchases are in the best interests of Open Text and are a desirable use of corporate funds. All common shares purchased by Open Text pursuant to the Bid will be cancelled. The Bid will expire on November 6, 2009.

The 2,593,263 common shares purchasable by Open Text under the Bid represent the maximum number of shares permitted to be purchased under applicable laws. This maximum is calculated as 5% of the outstanding securities of a class of securities of Open Text at the beginning of the Bid.

Teleconference Call

Open Text will host a conference call on November 3, 2008 at 5:00 p.m. ET to discuss the financial results of its first quarter ending September 30, 2008.

Date:	Monday, November 3, 2008
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	416-644-3418

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning November 3, 2008 at 7:00 p.m. ET through 11:59 p.m. on November 17, 2008 and can be accessed by dialing 416-640-1917 and using pass code 21285119 followed by the number sign.

For more information or to listen to the call via Web cast, please use the following link: http://www.opentext.com/events/wa-event.html?id=6810133

About Open Text

Open Text ™ Corporation is the world’s largest independent provider of ECM software. The company’s solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“Open Text” or “the Company”) and the Company’s normal course issuer bid. Forward-looking statements in this press release are not promises or guarantees of future performance and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those anticipated. The Company cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The results included in this press release are unaudited and therefore are deemed to be forward-looking statements. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: (i) the future performance, financial and otherwise, of Open Text; (ii) the ability of Open Text to bring new products to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) the Company’s growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company’s competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company’s products to be realized by customers; (viii) the demand for the Company’s product, the extent of deployment of the Company’s products in the ECM marketplace and delays in the purchasing decisions of its customers; (ix) risks related to the integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (x) fluctuations in currency exchange rates; and (xi) technical, logistical or planning issues in connection with the deployment of the Company’s products or services. More information about other risks and other potential factors that could affect the Company’s business and financial results are detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2008. Forward-looking statements are based on management’s beliefs and opinions at the time the statements are made, and the Company does not undertake any obligation to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Notes

(1)	Based on comparison of historical revenue figures publicly disseminated by companies in the ECM sector. All dollar amounts in this press release are expressed in U.S. Dollars unless otherwise indicated.

(2)	Use of U.S. Non-GAAP financial measures

In addition to reporting financial results in accordance with U.S. GAAP, the Company provides adjusted net income and adjusted earnings per share (EPS), which are non U.S. GAAP financial measures. The Company uses adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The Company believes the provision of these non U.S. GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses and is, therefore, a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates for period-to-period comparison of operating performance.

The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or EPS presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. These non U.S. GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non U.S. GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus, it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management attempts to compensate for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the U.S. GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure.

Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation expense, and special charges (recoveries), all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges and is based on the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports and makes operating decisions. The term “non-operational charge” is defined by the Company as a charge that does not impact operating decisions taken by the Company’s management and excludes certain items, such as amortization of acquired intangibles, other income (expense), share-based compensation expense, special charges (recoveries), and the taxation impact of these items.

The following unaudited charts provide a reconciliation of U.S. GAAP based financial measures to non U.S. GAAP based financial measures referred to in this press release:

Reconciliation of (unaudited) U.S. GAAP based Net Income to Adjusted Net Income (in millions of U.S. dollars) for the three months ended September 30, 2008 and 2007:

	Three months ended September 30, 2008	Three months ended September 30, 2007
GAAP based “Net Income”	$14.7	$7.8
Special Charges/(recovery)	0.0	0.0
Amortization of intangibles	19.0	17.6
Other (Income)/Expense	(0.7)	1.8
Share-based compensation	1.4	1.1
Tax Impact of Above	(6.2)	(6.2)

Non-GAAP based “Adjusted Net Income”	$28.2	$22.1

Reconciliation of (unaudited) US GAAP based EPS to non-U.S. GAAP based EPS (calculated on a diluted basis) for the three months ended September 30, 2008 and 2007:

	Three months ended September 30, 2008	Three months ended September 30, 2007
GAAP based “Net Income”	$0.28	$0.15
Special Charges/(recovery)	0.00	0.00
Amortization of intangibles	0.36	0.34
Other (Income)/Expense	(0.01)	0.04
Share-based compensation	0.03	0.02
Tax Impact of Above	(0.13)	(0.12)

Non-GAAP based “Adjusted Net Income”	$0.53	$0.43

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the first quarter of Fiscal 2009:

Currencies	% of Revenue	% of Expenses*
EURO	29%	25%
GBP	11%	12%
CHF	7%	4%
CAD	8%	27%
USD	38%	27%
Others	7%	5%

Total	100%	100%

*	Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income, except for amortization of intangible assets and share-based compensation.

For more information, please contact:

Paul McFeeters

Chief Financial Officer

Open Text Corporation

+1-905-762-6121

pmcfeeters@opentext.com

Greg Secord

Vice President, Investor Relations

Open Text Corporation

+1-519-888-7111 ext.2408

gsecord@opentext.com

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. Dollars, except share data)

(Unaudited)

	September 30, 2008	June 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$250,133	$254,916
Accounts receivable trade, net of allowance for doubtful accounts of $3,699 as of September 30, 2008 and $3,974 as of June 30, 2008	108,301	134,396
Income taxes recoverable	10,207	16,763
Prepaid expenses and other current assets	12,810	10,544
Deferred tax assets	14,042	13,455

Total current assets	395,493	430,074
Investments in marketable securities	3,349	—
Capital assets	43,352	43,582
Goodwill	544,701	564,648
Acquired intangible assets	267,915	281,824
Deferred tax assets	50,379	59,881
Other assets	9,982	10,491
Long-term income taxes recoverable	42,159	44,176

	$1,357,330	$1,434,676

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$77,983	$99,035
Current portion of long-term debt	3,476	3,486
Deferred revenues	158,614	176,967
Income taxes payable	5,208	13,499
Deferred tax liabilities	3,696	4,876

Total current liabilities	248,977	297,863
Long-term liabilities:
Accrued liabilities	17,880	20,513
Long-term debt	302,989	304,301
Deferred revenues	2,597	2,573
Long-term income taxes payable	53,070	54,681
Deferred tax liabilities	100,153	109,912

Total long-term liabilities	476,689	491,980
Minority interest	8,707	8,672
Shareholders’ equity:
Share capital
51,862,214 and 51,151,666 Common Shares issued and outstanding at September 30, 2008 and June 30, 2008, respectively; Authorized Common Shares: unlimited	444,130	438,471
Additional paid-in capital	47,320	39,330
Accumulated other comprehensive income	69,305	110,819
Retained earnings	62,202	47,541

Total shareholders’ equity	622,957	636,161

	$1,357,330	$1,434,676

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands of U.S. Dollars, except share and per share data)

(Unaudited)

	Three months ended September 30,
	2008	2007
Revenues:
License	$50,074	$44,260
Customer support	98,429	86,304
Service	34,120	33,403

Total revenues	182,623	163,967

Cost of revenues:
License	2,893	3,554
Customer support	15,567	12,598
Service	27,729	27,504
Amortization of acquired technology-based intangible assets	10,747	10,152

Total cost of revenues	56,936	53,808

Gross profit	125,687	110,159

Operating expenses:
Research and development	28,578	23,983
Sales and marketing	44,832	37,859
General and administrative	18,387	17,010
Depreciation	2,698	2,984
Amortization of acquired customer-based intangible assets	8,215	7,415
Special charges (recoveries)	—	(61)

Total operating expenses	102,710	89,190

Income from operations	22,977	20,969

Other income (expense), net	729	(1,827)
Interest income (expense), net	(2,994)	(7,872)

Income before income taxes	20,712	11,270
Provision for income taxes	5,932	3,343

Net income before minority interest	14,780	7,927
Minority interest	119	127

Net income for the period	$14,661	$7,800

Net income per share—basic	$0.29	$0.16

Net income per share—diluted	$0.28	$0.15

Weighted average number of Common Shares outstanding—basic	51,298	50,285

Weighted average number of Common Shares outstanding—diluted	52,990	51,618

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. Dollars)

(Unaudited)

	Three months ended September 30,
	2008	2007
Cash flows from operating activities:
Net income for the period	$14,661	$7,800
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,660	20,551
In-process research and development	—	500
Share-based compensation expense	1,423	1,063
Employee long-term incentive plan	1,059	185
Excess tax benefits from share-based compensation	(6,629)	(397)
Undistributed earnings related to minority interest	119	127
Amortization of debt issuance costs	224	290
Unrealized (gain) loss on financial instruments	(722)	1,407
Deferred taxes	(256)	(705)
Changes in operating assets and liabilities:
Accounts receivable	27,946	10,502
Prepaid expenses and other current assets	(1,926)	(499)
Income taxes	4,731	484
Accounts payable and accrued liabilities	(18,369)	(5,495)
Deferred revenue	(19,430)	(3,773)
Other assets	322	174

Net cash provided by operating activities	24,813	32,214
Cash flows from investing activities:
Acquisition of capital assets	(3,887)	(1,216)
Purchase of a division of Spicer Corporation	(10,836)	—
Purchase of eMotion LLC, net of cash acquired	(3,635)	—
Additional purchase consideration for prior period acquisitions	(35)	(176)
Purchase of an asset group constituting a business	—	(2,209)
Investments in marketable securities	(3,608)	—
Acquisition related costs	(3,258)	(8,029)

Net cash used in investment activities	(25,259)	(11,630)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	6,629	397
Proceeds from issuance of Common Shares	5,542	5,719
Repayment of long-term debt	(867)	(30,933)
Debt issuance costs	—	(349)

Net cash provided by (used in) financing activities	11,304	(25,166)

Foreign exchange gain (loss) on cash held in foreign currencies	(15,641)	4,909
Increase (decrease) in cash and cash equivalents during the period	(4,783)	327
Cash and cash equivalents at beginning of the period	254,916	149,979

Cash and cash equivalents at end of the period	$250,133	$150,306